[EATON VANCE LOGO]

[GRAPHIC OF WORLD]

ANNUAL REPORT DECEMBER 31, 2002

[GRAPHIC OF INDIAN STATUE]

EATON VANCE
GREATER
INDIA
FUND

[GRAPHIC OF ELEPHANT]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Greater India Fund, Class A shares, had a total return of -0.55% for the year ended December 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $5.46 on December 31, 2001 to $5.43 on December 31, 2002.(1)

The Fund's Class B shares had a total return of -0.96% during the year ended December 31, 2002. That return resulted from a decrease in NAV from $5.20 on December 31, 2001 to $5.15 on December 31, 2002.(1)

In response to rising industrial output and a lessening of regional tensions, the Indian stock market mounted a modest recovery in 2002. The Bombay Stock Exchange (BSE 100) Index - an unmanaged index of common stocks traded in the India market - had a total return of 7.70% for the year ended December 31, 2002.(2)

India's economy remained surprisingly resilient in 2002...

Despite a difficult global economy and rising international concerns, India's economy proved fairly resilient in 2002. Gross domestic product (GDP) advanced at a 5.4% annual rate in 2002, well above the 4.0% pace of a year earlier. India was one of the world's fastest growing economies in 2002, as industrial output accelerated, especially in mining, manufacturing and construction. The agricultural sector was another matter, however, as the poor monsoon season resulted in disappointing farm output. That is likely to have a depressing effect on rural incomes in coming months.

The Indian stock market drifted lower through much of the year. However, the Reserve Bank of India eased interest rates at year-end to 29-year lows, which prompted a rally and resulted in a modest gain for the year.

India looks ahead to further reforms and a stronger economy in 2003...

India's reform movement took another step forward in January, with the government's announcement that it will privatize two major state-owned oil companies. While privatization has travelled a sometimes difficult political road in India, it remains an important part of the government's economic reform plans. It is hoped that privatization will bring in much-needed revenues to pare government debt, while exposing key industries to private sector initiatives and market efficiencies. We believe this bodes well for India's long-term future and should contribute to an improved investment climate. In the following pages, Portfolio Manager Zaheer Sitabkhan of Lloyd George Investment Management discusses the past year and provides his insights on the Indian market in the year ahead.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
February 5, 2003

FUND INFORMATION AS OF DECEMBER 31, 2002

PERFORMANCE(3)                      CLASS A          CLASS B
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              -0.55%           -0.96%
Five Years                            -3.05            -3.74
Life of Fund+                         -6.80            -7.37

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                              -6.22%           -5.91%
Five Years                            -4.20            -4.12
Life of Fund+                         -7.44            -7.37

+Inception date: 5/2/94

TEN LARGEST HOLDINGS(4)
Infosys Technologies Ltd.             6.8%
Associated Cement Cos. Ltd.           6.0
Hindustan Petroleum Corp. Ltd.        5.6
Reliance Industries Ltd.              5.5
Satyam Computer Services Ltd.         5.5
Hindustan Lever Ltd.                  5.4
United Phosphorous Ltd.               4.9
Digital Globalsoft Ltd.               4.7
ITC Ltd.                              4.7
HDFC Bank Ltd.                        4.5

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) It is not possible to invest directly in an Index.
     (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee. 4 Ten largest holdings account for 53.6% of the Portfolio's net assets, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002
MANAGEMENT DISCUSSION

[PHOTO OF ZAHEER SITABKHAN]
Zaheer Sitabkhan
Portfolio Manager

AN INTERVIEW WITH ZAHEER SITABKHAN, DIRECTOR, LLOYD GEORGE INVESTMENT MANAGEMENT, AND PORTFOLIO MANAGER, SOUTH ASIA PORTFOLIO.

Q: ZAHEER, FOLLOWING TWO YEARS OF SHARP DECLINES, INDIA'S STOCK MARKET REBOUNDED MODESTLY IN 2002. TO WHAT DO YOU ATTRIBUTE THE MARKET'S UPSWING IN THE PAST YEAR?

A: The India stock market has responded to an economic bounce following last year's downturn. The pick-up in industrial growth has signalled that the economy continues to make progress from the 4.0% GDP trough of 2001. Many companies have experienced a significant improvement in earnings. In addition, the regional political tensions have eased somewhat, which has helped investors focus more intently on a gradually improving investment environment. The market has reflected that sentiment.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: The Portfolio has emphasized diversification in a range of companies that we believe offer the prospect of long-term capital appreciation. India, the soundest economy in South Asia, remains the primary focus of the Portfolio. At December 31, the Portfolio's largest sector weightings were: applications software companies, at 10.2%; auto and parts manufacturers, at 9.6%; drug companies, at 7.3%; computer software providers, at 6.8%; and cement makers, 6.0%. Those weightings were emblematic of the Portfolio's broad diversification, representing companies that we believe should benefit from a continued economic recovery, companies that benefit from consumer spending, and companies that enjoy strong export demand for their products.

Q: APPLICATIONS SOFTWARE WAS THE PORTFOLIO'S LARGEST SECTOR WEIGHTING. HOW DID THE SECTOR PERFORM FOR THE FUND?

A: Software stocks performed poorly in the first half of the year, but rebounded in the second half, reflecting an uneven business climate in 2002. While we believe the outlook for the sector has improved, the weak stock performance of some of the Portfolio's technology holdings contributed to the Fund's underperformance of its benchmark.

     Applications software companies operate in a broad range of areas, including software development, system maintenance, packaged software integration and engineering design services. This sector continued to struggle, in response to weak demand from business. In a weak global economy, software providers have had to cope with slowing demand, as businesses remain reluctant to commit large

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
-------------------------------------------
Applications Software                 10.2%
Autos & Parts                          9.6%
Drugs                                  7.3%
Computer Software                      6.8%
Cement                                 6.0%

REGIONAL DISTRIBUTION(1)

[CHART]

India        100.0%

(1) As a percentage of total net assets. Because the Portfolio is actively managed, Five Largest Industry Weightings and Regional Distribution presented at 12/31/02 are subject to change.

     expenditures to Information Technology. Many companies generally had less pricing flexibility. Companies with significantly exposure to the telecom industry were particularly hard-hit. While this segment's earnings remained depressed, we believe it will respond favorably to an eventual pick-up in demand.

Q:   WHAT OTHER STOCKS WERE NEGATIVE PERFORMERS FOR THE FUND DURING THE YEAR?

A: Some consumer stocks trended lower during the year. For example, companies that produce personal and household care products, foods, beverages and specialty chemicals have been hurt by weaker consumer spending. The poor monsoon season has reduced rural incomes, potentially limiting consumer's purchasing power. While not immune to this trend, we believe that companies with strong brand-awareness are better positioned to weather a short-term downturn in revenues.

     Some drug manufacturers also drifted lower during the year. The competition for newly off-patent drugs has gown increasingly intense, which has resulted in a revenue squeeze for companies that produce generic copies of prescription drugs.

Q: CEMENT MANUFACTURING WAS AMONG THE PORTFOLIO'S LARGEST WEIGHTINGS. HOW DID THEY CONTRIBUTE TO THE FUND'S PERFORMANCE?

A: Cement companies performed well during the period. Infrastructure building remains a major emphasis in India and attracts a large amount of public spending. Cement consumption has grown 8% annually in the past decade, driven in part by the government's housing and road construction initiatives. Some of India's large cement companies have achieved a turnaround in profitability, due mainly to operational efficiencies gained in reducing the cost of power, fuel and labor, and, we believe, may be well-positioned going forward. Parenthetically, the global cement industry has been characterized in recent years by increasing consolidation, and some Indian companies are viewed as acquisition candidates.

Q:   ZAHEER, WHAT IS YOUR OUTLOOK FOR THE INDIA MARKET IN 2002?

A: Despite the lingering global concerns, we feel there is good reason for optimism. The Indian market turned in an impressive rebound in the second half of 2002 and, we believe, could maintain some of that momentum into 2003. The economy is expected to grow between 5-6% in 2003, just slightly behind China's growth rate. Interestingly, while we expect corporate profits to generate double-digit growth in 2003, the market still sells at a 30% discount to its 10-year average valuation. That suggests that India is significantly undervalued, by historical measures.

     In addition, the government's privatization campaign will continue, a trend that should be positive for the market. Finally, India's software companies, which often provide market leadership, have established very strong international reputations and should benefit from an eventual global economic recovery. In sum, we believe India remains a good long-term growth opportunity.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER INDIA FUND CLASS A VS. THE BOMBAY STOCK EXCHANGE INDEX*

MAY 31, 1994 - DECEMBER 31, 2002

                       EATON VANCE                       FUND INCL.                      BOMBAY STOCK
                      GREATER INDIA                       MAXIMUM                          EXCHANGE
    DATE              FUND CLASS A                      SALES CHARGE                         INDEX
         5/94            10,000                           10,000                            10,000
         6/94            10,090                            9,510                            10,566
         7/94            10,280                            9,689                            10,806
         8/94            11,359                           10,706                            11,723
         9/94            10,649                           10,038                            11,119
        10/94            10,609                           10,000                            11,043
        11/94            10,410                            9,812                            10,676
        12/94             9,840                            9,275                            10,163
         1/95             9,091                            8,569                             9,475
         2/95             8,561                            8,070                             9,030
         3/95             8,372                            7,891                             8,743
         4/95             7,792                            7,345                             8,307
         5/95             8,092                            7,627                             8,505
         6/95             8,112                            7,646                             8,336
         7/95             8,312                            7,834                             8,707
         8/95             7,932                            7,476                             8,240
         9/95             7,532                            7,100                             7,997
        10/95             7,103                            6,695                             7,775
        11/95             6,234                            5,876                             6,726
        12/95             6,553                            6,177                             6,960
         1/96             6,254                            5,895                             6,307
         2/96             7,013                            6,610                             7,744
         3/96             7,103                            6,695                             7,771
         4/96             7,772                            7,326                             8,536
         5/96             7,762                            7,316                             8,279
         6/96             7,792                            7,345                             8,467
         7/96             7,073                            6,667                             7,757
         8/96             6,953                            6,554                             7,614
         9/96             6,344                            5,979                             6,957
        10/96             6,104                            5,753                             6,770
        11/96             5,894                            5,556                             6,150
        12/96             6,054                            5,706                             6,493
         1/97             6,164                            5,810                             7,065
         2/97             6,384                            6,017                             7,554
         3/97             6,354                            5,989                             7,556
         4/97             6,873                            6,478                             7,875
         5/97             6,803                            6,412                             7,708
         6/97             7,493                            7,062                             8,732
         7/97             7,952                            7,495                             8,979
         8/97             7,053                            6,648                             7,980
         9/97             7,283                            6,864                             8,004
        10/97             6,973                            6,573                             7,971
        11/97             6,384                            6,017                             6,841
        12/97             6,334                            5,970                             6,868
         1/98             5,854                            5,518                             6,175
         2/98             6,354                            5,989                             6,820
         3/98             6,633                            6,252                             7,362
         4/98             6,943                            6,544                             7,585
         5/98             6,364                            5,998                             6,748
         6/98             5,435                            5,122                             5,761
         7/98             5,644                            5,320                             5,696
         8/98             5,435                            5,122                             5,272
         9/98             5,704                            5,377                             5,564
        10/98             5,405                            5,094                             5,091
        11/98             5,375                            5,066                             5,038
        12/98             5,774                            5,443                             5,470
         1/99             6,484                            6,111                             5,881
         2/99             6,513                            6,139                             5,753
         3/99             7,652                            7,213                             6,658
         4/99             6,743                            6,356                             5,797
         5/99             6,993                            6,591                             6,842
         6/99             7,403                            6,977                             7,053
         7/99             8,302                            7,825                             7,852
         8/99             9,241                            8,710                             8,626
         9/99             9,451                            8,908                             8,685
        10/99             8,731                            8,230                             8,163
        11/99             9,940                            9,369                             8,878
        12/99            11,978                           11,290                            10,316
         1/00            11,968                           11,281                            11,273
         2/00            12,767                           12,034                            12,918
         3/00            11,249                           10,603                            11,386
         4/00             9,401                            8,861                             9,389
         5/00             8,551                            8,060                             8,277
         6/00             9,301                            8,766                             9,179
         7/00             8,272                            7,797                             8,209
         8/00             8,571                            8,079                             8,620
         9/00             7,922                            7,467                             7,713
        10/00             7,562                            7,128                             7,041
        11/00             7,822                            7,373                             7,552
        12/00             7,383                            6,959                             7,771
         1/01             7,932                            7,476                             8,152
         2/01             7,542                            7,109                             7,862
         3/01             6,044                            5,697                             6,214
         4/01             5,944                            5,603                             6,144
         5/01             6,354                            5,989                             6,416
         6/01             5,974                            5,631                             5,927
         7/01             5,804                            5,471                             5,546
         8/01             5,684                            5,358                             5,566
         9/01             4,725                            4,454                             4,692
        10/01             4,965                            4,680                             4,904
        11/01             5,425                            5,113                             5,558
        12/01             5,455                            5,141                             5,523
         1/02             5,574                            5,254                             5,614
         2/02             5,854                            5,518                             5,994
         3/02             5,804                            5,471                             6,018
         4/02             5,714                            5,386                             5,843
         5/02             5,305                            5,000                             5,590
         6/02             5,574                            5,254                             5,793
         7/02             5,065                            4,774                             5,301
         8/02             5,285                            4,981                             5,586
         9/02             4,945                            4,661                             5,214
        10/02             4,715                            4,444                             5,163
        11/02             5,195                            4,896                             5,666
        12/02            $5,425                           $5,113                            $5,949

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER INDIA FUND CLASS B VS. THE BOMBAY STOCK EXCHANGE INDEX*

MAY 31, 1994 - DECEMBER 31, 2002

                        EATON VANCE                     BOMBAY STOCK
                       GREATER INDIA                      EXCHANGE
    DATE               FUND CLASS B                        INDEX
    5/94                  10,000                          10,000
    6/94                  10,080                          10,566
    7/94                  10,270                          10,806
    8/94                  11,349                          11,723
    9/94                  10,649                          11,119
   10/94                  10,599                          11,043
   11/94                  10,410                          10,676
   12/94                   9,830                          10,163
    1/95                   9,081                           9,475
    2/95                   8,551                           9,030
    3/95                   8,362                           8,743
    4/95                   7,782                           8,307
    5/95                   8,092                           8,505
    6/95                   8,112                           8,336
    7/95                   8,312                           8,707
    8/95                   7,922                           8,240
    9/95                   7,522                           7,997
   10/95                   7,103                           7,775
   11/95                   6,194                           6,726
   12/95                   6,543                           6,960
    1/96                   6,224                           6,307
    2/96                   6,853                           7,744
    3/96                   6,963                           7,771
    4/96                   7,622                           8,536
    5/96                   7,592                           8,279
    6/96                   7,622                           8,467
    7/96                   6,913                           7,757
    8/96                   6,793                           7,614
    9/96                   6,194                           6,957
   10/96                   5,954                           6,770
   11/96                   5,764                           6,150
   12/96                   5,904                           6,493
    1/97                   6,014                           7,065
    2/97                   6,224                           7,554
    3/97                   6,194                           7,556
    4/97                   6,703                           7,875
    5/97                   6,633                           7,708
    6/97                   7,313                           8,732
    7/97                   7,752                           8,979
    8/97                   6,883                           7,980
    9/97                   7,103                           8,004
   10/97                   6,843                           7,971
   11/97                   6,264                           6,841
   12/97                   6,224                           6,868
    1/98                   5,744                           6,175
    2/98                   6,234                           6,820
    3/98                   6,504                           7,362
    4/98                   6,803                           7,585
    5/98                   6,244                           6,748
    6/98                   5,335                           5,761
    7/98                   5,534                           5,696
    8/98                   5,325                           5,272
    9/98                   5,594                           5,564
   10/98                   5,305                           5,091
   11/98                   5,275                           5,038
   12/98                   5,654                           5,470
    1/99                   6,344                           5,881
    2/99                   6,374                           5,753
    3/99                   7,483                           6,658
    4/99                   6,593                           5,797
    5/99                   6,833                           6,842
    6/99                   7,233                           7,053
    7/99                   8,112                           7,852
    8/99                   9,011                           8,626
    9/99                   9,211                           8,685
   10/99                   8,502                           8,163
   11/99                   9,680                           8,878
   12/99                  11,638                          10,316
    1/00                  11,628                          11,273
    2/00                  12,398                          12,918
    3/00                  10,919                          11,386
    4/00                   9,121                           9,389
    5/00                   8,302                           8,277
    6/00                   9,021                           9,179
    7/00                   8,022                           8,209
    8/00                   8,312                           8,620
    9/00                   7,672                           7,713
   10/00                   7,323                           7,041
   11/00                   7,572                           7,552
   12/00                   7,133                           7,771
    1/01                   7,622                           8,152
    2/01                   7,223                           7,862
    3/01                   5,784                           6,214
    4/01                   5,694                           6,144
    5/01                   6,084                           6,416
    6/01                   5,714                           5,927
    7/01                   5,544                           5,546
    8/01                   5,435                           5,566
    9/01                   4,515                           4,692
   10/01                   4,745                           4,904
   11/01                   5,175                           5,558
   12/01                   5,195                           5,523
    1/02                   5,315                           5,614
    2/02                   5,574                           5,994
    3/02                   5,524                           6,018
    4/02                   5,445                           5,843
    5/02                   5,045                           5,590
    6/02                   5,295                           5,793
    7/02                   4,815                           5,301
    8/02                   5,015                           5,586
    9/02                   4,695                           5,214
    10/02                  4,476                           5,163
    11/02                  4,925                           5,666
    12/02                 $5,145                          $5,949

PERFORMANCE**                          CLASS A     CLASS B
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                 -0.55%      -0.96%
Five Years                               -3.05       -3.74
Life of Fund+                            -6.80       -7.37

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                 -6.22%      -5.91%
Five Years                               -4.20       -4.12
Life of Fund+                            -7.44       -7.37

+Inception date: 5/2/94

* Source: Thomson Financial. Investment operations commenced 5/2/94. The chart uses closest month-end after inception.

     The chart compares the Fund's total return with that of the Bombay Stock Exchange Index, a broad-based, unmanaged market index of common stocks traded in the India market. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost. The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investment in South Asia Portfolio, at
   value
   (identified cost, $11,097,984)         $11,105,630
Receivable for Fund shares sold                 2,811
-----------------------------------------------------
TOTAL ASSETS                              $11,108,441
-----------------------------------------------------
Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $    16,690
Payable to affiliate for Trustees' fees            62
Accrued expenses                               36,170
-----------------------------------------------------
TOTAL LIABILITIES                         $    52,922
-----------------------------------------------------
NET ASSETS                                $11,055,519
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $15,898,182
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (4,850,309)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                             7,646
-----------------------------------------------------
TOTAL                                     $11,055,519
-----------------------------------------------------
Class A Shares
-----------------------------------------------------
NET ASSETS                                $ 2,961,570
SHARES OUTSTANDING                            545,567
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      5.43
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $5.43)       $      5.76
-----------------------------------------------------
Class B Shares
-----------------------------------------------------
NET ASSETS                                $ 8,093,949
SHARES OUTSTANDING                          1,572,612
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      5.15
-----------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
----------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $58,812)        $  220,225
Interest allocated from Portfolio             18,433
Expenses allocated from Portfolio           (333,057)
----------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (94,399)
----------------------------------------------------

Expenses
----------------------------------------------------
Management fee                            $   30,086
Trustees' fees and expenses                      201
Distribution and service fees
   Class A                                    14,875
   Class B                                    90,592
Transfer and dividend disbursing agent
   fees                                       59,431
Registration fees                             28,200
Legal and accounting services                 20,811
Printing and postage                          20,730
Custodian fee                                 14,488
Miscellaneous                                  5,011
----------------------------------------------------
TOTAL EXPENSES                            $  284,425
----------------------------------------------------

NET INVESTMENT LOSS                       $ (378,824)
----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (836,439)
   Foreign currency transactions             (12,431)
----------------------------------------------------
NET REALIZED LOSS                         $ (848,870)
----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $1,113,544
   Foreign currency                            4,137
----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $1,117,681
----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  268,811
----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (110,013)
----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (378,824) $        (460,171)
   Net realized loss                               (848,870)        (3,887,174)
   Net change in unrealized appreciation
      (depreciation)                              1,117,681         (1,162,844)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $        (110,013) $      (5,510,189)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       1,181,912  $       1,234,293
      Class B                                       297,679            330,152
   Cost of shares redeemed
      Class A                                    (1,078,500)        (2,040,766)
      Class B                                    (2,152,081)        (3,266,900)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      (1,750,990) $      (3,743,221)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $      (1,861,003) $      (9,253,410)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      12,916,522  $      22,169,932
------------------------------------------------------------------------------
AT END OF YEAR                            $      11,055,519  $      12,916,522
------------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $              --  $        (499,738)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 5.460        $ 7.390        $11.990        $ 5.780        $ 6.340
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.150)       $(0.149)       $(0.212)       $(0.165)       $(0.082)
Net realized and unrealized
   gain (loss)                        0.120         (1.781)        (4.388)         6.375         (0.478)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.030)       $(1.930)       $(4.600)       $ 6.210        $(0.560)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.430        $ 5.460        $ 7.390        $11.990        $ 5.780
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (0.55)%       (26.12)%       (38.36)%       107.44%         (8.83)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 2,962        $ 2,889        $ 4,865        $11,640        $ 8,031
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         4.75%          3.96%          2.98%          3.26%          3.18%
   Expenses after custodian
      fee reduction(3)                 4.75%          3.90%          2.91%          3.24%          3.08%
   Net investment loss                (2.75)%        (2.44)%        (2.20)%        (2.07)%        (1.38)%
Portfolio Turnover of the
   Portfolio                            112%           141%           133%            80%            60%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 5.200        $ 7.140        $11.650        $ 5.660        $ 6.230
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.171)       $(0.172)       $(0.255)       $(0.193)       $(0.110)
Net realized and unrealized
   gain (loss)                        0.121         (1.768)        (4.255)         6.183         (0.460)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.050)       $(1.940)       $(4.510)       $ 5.990        $(0.570)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.150        $ 5.200        $ 7.140        $11.650        $ 5.660
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (0.96)%       (27.17)%       (38.71)%       105.83%         (9.15)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 8,094        $10,028        $17,305        $34,671        $43,063
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         5.26%          4.46%          3.50%          3.69%          3.69%
   Expenses after custodian
      fee reduction(3)                 5.26%          4.40%          3.43%          3.67%          3.59%
   Net investment loss                (3.28)%        (2.96)%        (2.73)%        (2.55)%        (1.87)%
Portfolio Turnover of the
   Portfolio                            112%           141%           133%            80%            60%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 7). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.4% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, if any. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes had a capital loss carryover of $4,619,317 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover of $703,456, $3,857,906, and $57,955 will expire on December 31, 2010, December 31, 2009, and
   December 31, 2006, respectively. At December 31, 2002, post October losses of $141,075 are treated as arising on the first day of the Fund's next taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2002, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $30,086. Except as to Trustees of the Fund

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $445 from the Eaton Vance Greater India Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        216,656      205,652
    Redemptions                                 (200,499)    (334,141)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       16,157     (128,489)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                         57,034       62,051
    Redemptions                                 (411,818)    (556,685)
    ------------------------------------------------------------------
    NET DECREASE                                (354,784)    (494,634)
    ------------------------------------------------------------------

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended December 31, 2002 the Fund received $6 in redemption fees on Class A shares.

4 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

5 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2002, increases and decreases in the Fund's investment in the Portfolio aggregated $1,477,300 and $3,563,040, respectively.

6 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year.

   The Class B Plan provides for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B shares. The Fund will automatically discontinue payments to EVD under the Class B Plan during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the amount received by the Fund for each Class B share sold

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (See
   Note 7), daily amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (Adviser), in consideration of EVD's distribution effort. At December 31, 2002, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,703,000. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from the Adviser's own resources, not Fund assets.

   Distribution fee payments are made for providing ongoing distribution services to the Fund. The amount payable to EVD by the Fund with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $9,300 and $67,944 for Class A and Class B shares, respectively, to or payable to EVD for the year ended December 31, 2002, representing 0.31% and 0.75% of average daily net assets attributable to Class A and Class B shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B shares. Such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. For the year ended December 31, 2002, service fees amounted to $5,575, and $22,648 for Class A and Class B shares, representing 0.19% and 0.25% of average daily net assets attributable to Class A shares and Class B shares, respectively.

   Certain officers and Trustees of the Fund are officers of the above organization.

7 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 2002, EVD received approximately $19,000 CDSC paid by Class B shareholders.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE SPECIAL
INVESTMENT TRUST AND SHAREHOLDERS
OF EATON VANCE GREATER INDIA FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the Fund) (one of the series of the Eaton Vance Special Investment Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 2003

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.4%
INDIA -- 96.4%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Applications Software -- 10.2%
----------------------------------------------------------------------
Digital Globalsoft Ltd.                          40,000    $   524,254
HP (after its merger with Compaq), is a
majority shareholder, with more than 85%
of the company's revenues being
generated from the parent. Digital
delivers an extensive range of software
development services.
Satyam Computer Services Ltd.                   105,500        611,438
A SEI-CMM Level 5 company, it is one of
the fastest growing software services
companies in India, with expertise in
key vertical segments such as insurance,
banking and telecom.
----------------------------------------------------------------------
                                                           $ 1,135,692
----------------------------------------------------------------------
Auto and Parts -- 9.6%
----------------------------------------------------------------------
Bajaj Auto Ltd.                                  33,000    $   345,691
One of India's largest manufacturers of
two and three-wheelers.
Hero Honda Motors Ltd.                           48,801        276,217
A joint venture between the Hero group
(Munjal family) and Honda Motors, Japan,
Hero Honda is the market leader in
motorcycles with 48% market share and is
the pioneer in fuel efficient bikes.
Tata Engineering and Locomotive Co.
Ltd.(1)                                         133,421        448,957
A major commercial vehicle manufacturer
in India, its products include cars and
utility vehicles.
----------------------------------------------------------------------
                                                           $ 1,070,865
----------------------------------------------------------------------
Banking and Finance -- 4.5%
----------------------------------------------------------------------
HDFC Bank Ltd.                                  111,000    $   506,966
One of the fastest growing private
sector banks in India.
----------------------------------------------------------------------
                                                           $   506,966
----------------------------------------------------------------------
Beverages -- 5.9%
----------------------------------------------------------------------
Tata Tea Ltd.                                    97,000    $   351,992
The largest integrated tea company in
the world, Tata Tea is second only to
Unilever in the branded tea market after
its acquisition of the Tetley Group,
which enjoys a 20% share of Indian
packaged tea market and has a
substantial presence in the coffee
business through its subsidiary
Consolidated Coffee.
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Beverages (continued)
----------------------------------------------------------------------
United Breweries Holdings Ltd.(1)(2)            141,570    $    89,754
De-merged entity of United Breweries
Ltd. United Breweries Holdings is a
holding company of United Breweries Ltd.
United Breweries Ltd.(1)(2)                      94,380        222,910
India's largest beer company controlling
over 45% of the country's brewing
capacity with a 40% market share.
----------------------------------------------------------------------
                                                           $   664,656
----------------------------------------------------------------------
Cement -- 6.0%
----------------------------------------------------------------------
Associated Cement Cos. Ltd.                     193,500    $   666,253
One of the largest cement producers in
India, with an installed capacity
aggregating 15mn tons.
----------------------------------------------------------------------
                                                           $   666,253
----------------------------------------------------------------------
Chemicals -- 4.9%
----------------------------------------------------------------------
United Phosphorous Ltd.                         157,000    $   546,308
A leading agrochemical manufacturer in
the domestic market. Currently the focus
is to tap the growing & profitable
export market for generic (off-
patent) agrochemicals.
----------------------------------------------------------------------
                                                           $   546,308
----------------------------------------------------------------------
Computer Software -- 6.8%
----------------------------------------------------------------------
Infosys Technologies Ltd.                         7,600    $   756,220
India's dominant software services
provider.
----------------------------------------------------------------------
                                                           $   756,220
----------------------------------------------------------------------
Diversified Industry -- 4.5%
----------------------------------------------------------------------
Enkay Texofood Industries Ltd.(1)(2)(3)             500    $         0
Has business interests in the
manufacturing of synthetic yarns and the
export of processed foods.
Indo Gulf Corp. Ltd.                            466,100        499,150
The company has successfully transformed
from a fertilizer company into India's
leading copper producer with its copper
business contributing 80% of total
revenues and 89% of operating profits
in 2001.
----------------------------------------------------------------------
                                                           $   499,150
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Drugs -- 7.3%
----------------------------------------------------------------------
Cipla Ltd.                                       17,600    $   330,106
One of the largest players in the
domestic formulation market. Cipla has
been successful in diversifying into
multiple therapeutic areas and creating
a niche in Anti-asthma, cardiac and
anti-AIDS segments.
Dr. Reddy's Laboratories Ltd.                    26,000        487,005
Emerging as a leading pharmaceutical
company in India.
----------------------------------------------------------------------
                                                           $   817,111
----------------------------------------------------------------------
Energy -- 5.6%
----------------------------------------------------------------------
Hindustan Petroleum Corp. Ltd.                  104,800    $   629,346
One of India's three premier R&M
(refinery & marketing) companies, the
company refines crude oil into
constituent fuel products at its two
refineries in Mumbai & Vishakhpatnam. It
has an installed capacity of 13 mmtpa
and a domestic market share of 20%.
----------------------------------------------------------------------
                                                           $   629,346
----------------------------------------------------------------------
Engineering -- 3.3%
----------------------------------------------------------------------
Siemens India Ltd.                               56,528    $   366,047
The company manufactures diversified
products for energy, industry,
healthcare (a supplier of high-tech
medical electronics), transportation and
the component segments. It also has
joint ventures which supply equipment in
the fields of telecommunication and
information technology.
----------------------------------------------------------------------
                                                           $   366,047
----------------------------------------------------------------------
Foods -- 2.5%
----------------------------------------------------------------------
Balrampur Chini Mills Ltd.                      117,685    $   283,229
The company is engaged in the
manufacturing and marketing of sugar,
alcohol, and bio-fertilizers. It
possesses an aggregate cane crushing
capacity of 25000 tcd (tons crushed per
day) across three different locations.
----------------------------------------------------------------------
                                                           $   283,229
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Household Products -- 5.4%
----------------------------------------------------------------------
Hindustan Lever Ltd.                            159,000    $   602,675
The largest consumer company in Asia and
51% owned by the Unilever Group, the
company has a diversified product
portfolio which includes fabric wash,
personal wash, personal products, tea,
coffee, staple foods and exports.
----------------------------------------------------------------------
                                                           $   602,675
----------------------------------------------------------------------
Media -- 4.3%
----------------------------------------------------------------------
Zee Telefilms Ltd.                              234,000    $   475,808
The company operates in television media
(content and access) and education
businesses, with a bouquet of 19
channels spanning across 8 languages &
10 genres. It has an extensive library
of television content and movie titles.
In the access business, Zee owns India's
largest cable distributor through its
wholly owned subsidiary, Siticable.
----------------------------------------------------------------------
                                                           $   475,808
----------------------------------------------------------------------
Metals - Industrial -- 1.8%
----------------------------------------------------------------------
National Aluminium Co. Ltd.                     103,500    $   199,877
Nalco is a leading producer of alumina
and aluminium in India, with integrated
operations. The Government is the
principal shareholder, owning 87% of the
shares outstanding.
----------------------------------------------------------------------
                                                           $   199,877
----------------------------------------------------------------------
Petrochemicals -- 5.5%
----------------------------------------------------------------------
Reliance Industries Ltd.                        100,000    $   620,855
The 4th largest petrochemicals/energy
company in Asia, with respectable global
rankings in each of its major
businesses. The group enjoys the
distinction of operating
fully-integrated production facilities,
from oil to textile.
----------------------------------------------------------------------
                                                           $   620,855
----------------------------------------------------------------------
Power Converters / Power Supply Equipment -- 3.6%
----------------------------------------------------------------------
Bharat Heavy Electricals Ltd.                   112,000    $   403,153
A dominant player in the domestic power
plant equipment and electrical
engineering industry, BHEL supplies
power plant equipment to central
utilities, state electricity boards &
independent power producers (IPPs) and
undertakes turnkey projects. It also
supplies equipment like turbines,
generators and boilers.
----------------------------------------------------------------------
                                                           $   403,153
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Property -- 0.0%
----------------------------------------------------------------------
Gesco Corp. Ltd.(1)(2)                                2    $         1
Engaged in real estate and property
development. De-merged entity of GE
Shipping.
----------------------------------------------------------------------
                                                           $         1
----------------------------------------------------------------------
Tobacco -- 4.7%
----------------------------------------------------------------------
ITC Ltd.                                         38,000    $   523,362
A leader in the Indian cigarette market
with 67% market share. It has also
diversified in various other segments
such as hotels, agri-exports and paper.
----------------------------------------------------------------------
                                                           $   523,362
----------------------------------------------------------------------
Transportation -- 0.0%
----------------------------------------------------------------------
Great Eastern Shipping Co. Ltd.                      90    $        61
The largest private sector shipping
company in India.
----------------------------------------------------------------------
                                                           $        61
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $11,082,421)                           $10,767,635
----------------------------------------------------------------------
Total India
   (identified cost $11,082,421)                           $10,767,635
----------------------------------------------------------------------
Total Investments -- 96.4%
   (identified cost $11,082,421)                           $10,767,635
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.6%                     $   399,510
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $11,167,145
----------------------------------------------------------------------

 Company descriptions are unaudited.
 (1)  Non-income producing security.
 (2) The above securities held by the Portfolio, on December 31, 2002 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell certain of these securities. At December 31, 2002, the aggregate value of these securities amounted to $312,665 representing 2.8% of the Portfolio's net assets. (Note 5)
 (3)  Priced by adviser.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                                                     PERCENTAGE
COMPANY                                    INDUSTRY SECTOR                           OF NET ASSETS  VALUE
------------------------------------------------------------------------------------------------------------
Infosys Technologies Ltd.                  Computer Software                                6.8%    $756,220
Associated Cement Cos. Ltd.                Cement                                           6.0      666,253
Hindustan Petroleum Corp. Ltd.             Energy                                           5.6      629,346
Reliance Industries Ltd.                   Petrochemicals                                   5.5      620,855
Satyam Computer Services Ltd.              Applications Software                            5.5      611,438
Hindustan Lever Ltd.                       Household Products                               5.4      602,675
United Phosphorous Ltd.                    Chemicals                                        4.9      546,308
Digital Globalsoft Ltd.                    Applications Software                            4.7      524,254
ITC Ltd.                                   Tobacco                                          4.7      523,362
HDFC Bank Ltd.                             Banking and Finance                              4.5      506,966

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                          PERCENTAGE
COMPANY                                   OF NET ASSETS  VALUE
-------------------------------------------------------------------
Applications Software                           10.2%    $1,135,692
Auto and Parts                                   9.6      1,070,865
Drugs                                            7.3        817,111
Computer Software                                6.8        756,220
Cement                                           6.0        666,253
Beverages                                        5.9        664,656
Energy                                           5.6        629,346
Petrochemicals                                   5.5        620,855
Household Products                               5.4        602,675
Chemicals                                        4.9        546,308

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $11,082,421)                           $10,767,635
Cash                                            6,105
Foreign currency, at value (identified
   cost, $404,029)                            404,281
Interest and dividends receivable               9,699
-----------------------------------------------------
TOTAL ASSETS                              $11,187,720
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable to affiliate for Trustees' fees   $        80
Accrued expenses                               20,495
-----------------------------------------------------
TOTAL LIABILITIES                         $    20,575
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $11,167,145
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $11,481,550
Net unrealized depreciation (computed on
   the basis of identified cost)             (314,405)
-----------------------------------------------------
TOTAL                                     $11,167,145
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
----------------------------------------------------
Dividends (net of foreign taxes,
   $61,277)                               $  230,518
Interest                                      19,434
----------------------------------------------------
TOTAL INVESTMENT INCOME                   $  249,952
----------------------------------------------------

Expenses
----------------------------------------------------
Investment adviser fee                    $   94,159
Administration fee                            31,363
Trustees' fees and expenses                    5,149
Custodian fee                                159,889
Legal and accounting services                 51,967
Miscellaneous                                  4,547
----------------------------------------------------
TOTAL EXPENSES                            $  347,074
----------------------------------------------------

NET INVESTMENT LOSS                       $  (97,122)
----------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (904,848)
   Foreign currency transactions             (13,247)
----------------------------------------------------
NET REALIZED LOSS                         $ (918,095)
----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $1,161,107
   Foreign currency                            4,412
----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $1,165,519
----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  247,424
----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  150,302
----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $         (97,122) $        (173,717)
   Net realized loss                               (918,095)        (4,052,940)
   Net change in unrealized appreciation
      (depreciation)                              1,165,519         (1,232,072)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $         150,302  $      (5,458,729)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $       1,477,300  $       1,603,085
   Withdrawals                                   (4,110,492)        (5,730,327)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $      (2,633,192) $      (4,127,242)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $      (2,482,890) $      (9,585,971)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      13,650,035  $      23,236,006
------------------------------------------------------------------------------
AT END OF YEAR                            $      11,167,145  $      13,650,035
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily
   net assets):
   Expenses                                    2.77%       2.52%       1.82%       2.09%       1.97%
   Expenses after custodian fee
      reduction                                2.77%       2.46%       1.75%       2.07%       1.87%
   Net investment loss                        (0.77)%     (1.02)%     (1.04)%     (0.94)%     (0.16)%
Portfolio Turnover                              112%        141%        133%         80%         60%
----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                1.53%     (25.70)%        --          --          --
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)     $11,167     $13,650     $23,236     $48,278     $52,734
----------------------------------------------------------------------------------------------------

 (1) Total return is required to be disclosed for fiscals years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries. During the year ended December 31, 2002, the Portfolio did not make any payments pursuant to such requirement.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period for such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of December 31, 2002, the Portfolio had no reserve related to capital gains.

 C Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 H Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2002, the adviser fee was 0.75% of average daily net assets and amounted to $94,159. In addition, an administration fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2002, the administration fee was 0.25% of average net assets and amounted to $31,363. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, aggregated $12,419,854 and $14,474,004 respectively.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2002, as computed on a federal income tax basis, are as follows:

    AGGREGATE COST                            $11,149,235
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,525,210
    Gross unrealized depreciation              (1,906,810)
    -----------------------------------------------------
    NET UNREALIZED DEPRECIATION               $  (381,600)
    -----------------------------------------------------

   The appreciation on currency is $381.

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

   Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

6 India Taxes
-------------------------------------------
   The Portfolio is subject to certain Indian income taxes in connection with distributions from, and transaction in, Indian securities. The Portfolio has been advised that the Indian tax authority is conducting a review of the Portfolio's tax returns filed for the tax years ended March 31, 2002 and 2001. As of January 31, 2003, the Portfolio has not been advised of the results of that review.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

SOUTH ASIA PORTFOLIO AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF SOUTH ASIA PORTFOLIO
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio (the Portfolio) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 2003

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Special Investment Trust (the Trust) and South Asia Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, "EVD" means Eaton Vance Distributors, Inc., "LGM" means Lloyd George Management (B.V.I.) Limited, and "Lloyd George" means Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.              Trustee of          Since 1998      President and Chief              185                    None
 Bibliowicz              the Trust                           Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.
 James B. Hawkes       Trustee of the      Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                Trust; Vice      Trust since 1989;   Chief Executive Officer
                       President and      of the Portfolio   of EVC, EV, EVM and
                         Trustee of          since 1994      BMR; Director of EV;
                       the Portfolio                         Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and
                                                             the Portfolio.
 Hon. Robert Lloyd      Trustee and          Since 1994      Chief Executive Officer           5                     None
 George                 President of                         of LGM and Lloyd
 8/13/52               the Portfolio                         George. Mr. Lloyd
                                                             George is an interested
                                                             person because of his
                                                             positions with LGM and
                                                             Lloyd George, which are
                                                             affiliates of
                                                             the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Edward K.Y. Chen        Trustee of          Since 1994      President of Lingnan              5              Director of First
 1/14/45               the Portfolio                         University in Hong                             Pacific Company, Asia
                                                             Kong. Board member of                                Satellite
                                                             the Mass Transit                                Telecommunications
                                                             Railway Corporation.                           Holdings Ltd. and Wharf
                                                                                                              Holdings Limited
                                                                                                            (property management
                                                                                                            and communications)
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1989;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of
                                             since 1996      and communications                                17 portfolios
                                                             company).
 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                             Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
                                          of the Portfolio   Banking Emeritus,                                and Telect, Inc.
                                             since 1994      Harvard University                              (telecommunication
                                                             Graduate School of                              services company)
                                                             Business Administration.

EATON VANCE GREATER INDIA FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1989;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1996      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).
 Lynn A. Stout           Trustee of          Since 1998      Professor of Law,                185                   None
 9/14/57                 the Trust                           University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.
 Jack L. Treynor         Trustee of          Since 1989      Investment Adviser and           170                   None
 2/21/30                 the Trust                           Consultant.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO          SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas E. Faust        President of         Since 2002      Executive Vice President of
 Jr. 5/31/58             the Trust                           EVM, BMR, EVC and EV; Chief
                                                             Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC and Belport
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 50
                                                             registered investment
                                                             companies managed by EVM
                                                             or BMR.
 William Walter      Vice President of       Since 1994      Director, Finance Director and
 Raleigh Kerr          the Portfolio                         Chief Operating Officer of
 8/17/50                                                     Lloyd George. Director of LGM.
                                                             Officer of 4 registered
                                                             investment companies managed
                                                             by EVM or BMR.
 Duke E. Laflamme    Vice President of       Since 2001      Vice President of EVM and BMR.
 7/8/69                  the Trust                           Officer of 12 registered
                                                             investment companies managed
                                                             by EVM or BMR.
 Thomas H. Luster    Vice President of       Since 2002      Vice President of EVM and BMR.
 4/8/62                  the Trust                           Officer of 14 registered
                                                             investment companies managed
                                                             by EVM or BMR.
 Zaheer Sitabkhan    Vice President of       Since 1999      Director of the Lloyd George.
 1/17/65               the Portfolio                         Officer of 2 registered
                                                             investment companies managed
                                                             by EVM or BMR.
 Edward E. Smiley,   Vice President of       Since 1996      Vice President of EVM and BMR.
 Jr. 10/5/44             the Trust                           Officer of 36 registered
                                                             investment companies managed
                                                             by EVM or BMR.
 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 190 registered investment
                                                             companies managed by EVM
                                                             or BMR.
 William J. Austin,     Treasurer of       Since 2002(2)     Assistant Vice President of
 Jr. 12/27/51          the Portfolio                         EVM and BMR. Officer of 59
                                                             registered investment
                                                             companies managed by EVM
                                                             or BMR.
 James L. O'Connor      Treasurer of         Since 1989      Vice President of BMR, EVM and
 4/1/45                  the Trust                           EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Mr. Austin served as Assistant Treasurer from 1994.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF SOUTH ASIA PORTFOLIO
LLOYD GEORGE INVESTMENT MANAGEMENT
(BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


SPONSOR AND MANAGER OF EATON VANCE GREATER INDIA FUND
AND ADMINISTRATOR OF SOUTH ASIA PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTONMANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE GREATER INDIA FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

142-2/03                                                                  GISRC